AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 11, 1998
                                                  Registration No. 333-______

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM S-3
                             REGISTRATION STATEMENT

                                      Under
                           The Securities Act of 1933
                                   ----------

                              THE MONEY STORE INC.
                  (Representative of the Trusts and Guarantor)

                                 CLASSNOTES INC.
                                    (Seller)

                          TRANS-WORLD INSURANCE COMPANY
                                    (Seller)

             (Exact name of registrant as specified in its charter)


New Jersey                                              22-2293022
Delaware                                                22-3400682
Arizona                                                 86-0255348
State of Incorporation                      IRS Employer Identification Number


                               2840 Morris Avenue
                             Union, New Jersey 07083
                                 (908) 686-2000
              (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive office)

                               Bruce Hurwitz, Esq.
                            Senior Corporate Counsel
                           3301 C Street, Suite 100-M
                          Sacramento, California 95816
                                 (916) 554-8355

            (Name, address, including zip code, and telephone number
                   including area code, of agent for service)


                                   Copies to:


                             Richard L. Fried, Esq.
                          Stroock & Stroock & Lavan LLP
                                 180 Maiden Lane
                          New York, New York 10038-4982

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable after this Registration Statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of
1933, check the following box.   /X/

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-18877

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. / /

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /


                                                       CALCULATION OF REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------------------
                                                                          Proposed             Proposed
                                                                          Maximum               Maximum
                                                     Amount              Aggregate             Aggregate            Amount of
             Title Of Securities                      to be                Price               Offering            Registration
              Being Registered                     Registered            per Unit(1)             Price                 Fee
----------------------------------------------------------------------------------------------------------------------------------
Asset Backed Notes                                 $56,000,000              100%              $56,000,000           $16,520
----------------------------------------------------------------------------------------------------------------------------------
Limited Guaranty of The
Money Store  Inc.                                      (2)                  (2)                   (2)                 (2)
----------------------------------------------------------------------------------------------------------------------------------

---------------------

(1)  Estimated solely for purposes of calculating the registration fee.

(2)  No additional consideration will be paid for the Limited Guaranty;
     accordingly, no separate filing fee is being paid herewith pursuant to Rule
     457(n).


     This registration statement is being filed pursuant to Rule 462(b) ("Rule 462(b)") under the Securities Act of 1933, as amended ("Securities Act"), and includes the registration statement facing page, this page, the signature page, an exhibit index, legal opinions and related consents. Pursuant to Rule 462(b), the contents of the Registration Statement on Form S-3 (File No. 33-18877), including the exhibits thereto, are incorporated by reference into this registration statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Union, State of New Jersey, on the 11th day of March, 1998.

                                  THE MONEY STORE INC., REPRESENTATIVE
                                  CLASSNOTES INC., SELLER
                                  TRANS-WORLD INSURANCE COMPANY, SELLER

                                  By: /s/ Michael Benoff
                                      Michael Benoff Executive Vice President
                                      and Chief Financial Officer (Principal
                                      Financial Officer) of The Money Store
                                      Inc. and Senior Vice President
                                      (Principal Financial Officer) of
                                      ClassNotes Inc. and Trans-World
                                      Insurance Company d/b/a Educaid

     We, the undersigned officers and directors do hereby constitute and appoint Michael Benoff, Harry Puglisi and Bruce Hurwitz, or any of them, our true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on March 11, 1998.

     SIGNATURE                                     TITLE

                                      Chairman of the Board of Directors
Alan Turtletaub                       and Executive Vice President of The
                                      Money Store Inc., Executive Vice
                                      President of ClassNotes Inc. and
                                      Director and Executive Vice President
                                      of Trans-World Insurance Company
                                      d/b/a Educaid

/s/ Marc Turtletaub                   President, Chief Executive Officer
Marc Turtletaub                       (Principal Executive Officer) and
                                      Director of The Money Store Inc.,
                                      Chief Executive Officer and Director
                                      of ClassNotes Inc. and Chief
                                      Executive Officer and Director of
                                      Trans-World Insurance Company d/b/a
                                      Educaid

/s/ Michael Benoff                    Executive Vice President and Chief
Michael Benoff                        Financial Officer (Principal
                                      Financial Officer) of The Money Store
                                      Inc. and Senior Vice President
                                      (Principal Financial Officer) of
                                      ClassNotes Inc. and Trans-World
                                      Insurance Company d/b/a Educaid

/s/ Harry Puglisi                     Treasurer and Director of The Money
Harry Puglisi                         Store Inc. and Trans-World Insurance
                                      Company d/b/a Educaid and Treasurer
                                      of  ClassNotes Inc.

/s/ James K. Ransom                   Vice President and Controller
James K. Ransom                       (Principal Accounting Officer) of
                                      The Money Store Inc., ClassNotes Inc.
                                      and Trans-World Insurance Company
                                      d/b/a Educaid

/s/ Paul R. Eber                      Executive Vice President and Director
Paul R. Eber                          of Trans-World Insurance Company
                                      d/b/a Educaid and ClassNotes Inc.

/s/ Morton Dear                       Director of The Money Store Inc.,
Morton Dear                           ClassNotes Inc. and Trans-World
                                      Insurance Company d/b/a Educaid, Vice
                                      Chairman, Senior  Executive Vice
                                      President and Secretary of The Money
                                      Store Inc. and Executive Vice
                                      President and Secretary of ClassNotes
                                      Inc.  and Trans-World Insurance
                                      Company d/b/a Educaid


/s/ William S. Templeton              Director and Executive Vice President
William S. Templeton                  of The Money Store Inc.



                                      Director of The Money Store Inc.
Alexander C. Schwartz, Jr.


                                      Director of The Money Store Inc.
Anthony Watson


/s/ John A. Reeves                    President (Principal Executive
John A. Reeves                        Officer) of ClassNotes Inc. and
                                      Trans-World Insurance Company
                                      d/b/a Educaid

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER       DESCRIPTION OF EXHIBIT

5.1          Opinion of Stroock & Stroock & Lavan LLP with respect to legality

8.1 Opinion of Stroock & Stroock & Lavan LLP with respect to federal and New York tax matters (included in Exhibit 5.1)

23.1         Consent of Stroock & Stroock & Lavan LLP (included in Exhibit 5.1)

24.1         Power of Attorney (included as part of the signature page)